                           SCHEDULE 14A INFORMATION
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[x]  Definitive Additional Materials

[x]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          RENTAL SERVICE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------



                       RENTAL SERVICE CORPORATION BOARD
                 CONFIRMS INADEQUACY OF UNITED RENTALS OFFER;
                  WILL FURTHER EXPLORE STRATEGIC ALTERNATIVES


SCOTTSDALE, AZ -- June 9, 1999 -- Rental Service Corporation (NYSE: RSV) ("RSC") announced today that its Board of Directors, after receiving and evaluating a joint presentation from its financial advisors, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, confirmed its previous determination that the pending tender offer from United Rentals at $22.75 per share is inadequate and not in the best interests of RSC or its stockholders. The Board continues to urge RSC's stockholders to reject United Rentals' tender offer and not to deliver consents to United Rentals with respect to its solicitation of consents to remove and replace RSC's directors.

The Board also determined that RSC's senior management and its legal and financial advisors should further explore the Company's strategic alternatives. The Board authorized its financial and legal advisors to provide confidential business and financial information and access to RSC's senior management to third parties who enter into appropriate confidentiality/standstill agreements.

In addition, the Board set August 27, 1999 as the date for the Company's annual stockholder meeting. Stockholders of record as of July 7, 1999 will be entitled to vote at the meeting.

Rental Service Corporation is a leader in the rapidly growing equipment rental industry, serving the needs of a wide variety of industrial, manufacturing and construction markets. Headquartered in Scottsdale, Arizona, RSC operates 255 locations throughout the United States and Canada.


Contact Information


Rental Service Corporation         Kekst and Company

Robert M. Wilson, 480/905-3300     Thomas Davies or David Kronfeld, 212/521-4800


                                     # # #